                                 EXHIBIT 4.7
                                 -----------

THIS COMMON STOCK PURCHASE WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS COMMON STOCK PURCHASE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE HOLDER FOR PURPOSES OF INVESTMENT IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER SUCH ACTS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

                        COMPASS KNOWLEDGE HOLDINGS, INC.


                        COMMON STOCK PURCHASE WARRANT
                      TO PURCHASE SHARES OF COMMON STOCK



     THIS CERTIFIES THAT PIONEER VENTURES ASSOCIATES LIMITED PARTNERS
("Holder") or its designees or assigns, is entitled to purchase from COMPASS KNOWLEDGE HOLDINGS, INC., a Nevada corporation (the "Company"), at the price and during the periods hereinafter specified, 100,000 shares of Common Stock, $.001 par value, of the Company ("Common Stock").

     This Common Stock Purchase Warrant ("Warrant") is the Warrant referenced in that certain Letter Agreement between the parties, dated June 27, 2001 (the "Letter Agreement").

     1. Warrant Term and Exercise Price. (a) This Warrant may be exercised in whole or in part at any time and from time to time after June 30, 2001, but not later than 5:00 p.m. Eastern Time, on December 31, 2002 (the "Warrant Expiration Date"), at an exercise price of fifty-five cents ($.55) per Warrant Share (such exercise price, as the same may be adjusted from time to time pursuant to Section 7 hereof or otherwise, the "Exercise Price").

     2. Manner of Exercise. The rights represented by this Warrant may be exercised at any time within the period above specified, in whole or in part, by the surrender of this Warrant to the Company with the "Form of Election to Purchase" executed and substantially in the form attached hereto as Annex A, at the principal executive office of the Company at 2710 Rew Circle, Suite 100, Ocoee, FL 34761 (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); and the payment to the Company of the Exercise Price then in effect for the number of Warrant Shares specified in such purchase form. The Warrant shall be deemed to have been exercised, in whole or in part, prior to the close of business on the date this Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Section 2, and the person or persons in whose name or names the certificates for shares of Common Stock shall be issuable upon such exercise shall become and be registered as the holder or holders of record of such shares of Common Stock. The certificates for the shares of Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding twenty days, after the rights represented by this Warrant shall have been so exercised. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new

Warrant evidencing the rights of the Holder thereof to purchase the balance of the securities purchasable hereunder. The Company agrees that it shall pay any and all stock transfer taxes payable in connection with any exercise of this Warrant (excluding any taxes relating to the transfer of this Warrant, which shall be paid by the Holder).

     3. Transfer of Warrant; Replacement. (a) Any transfer, sale or assignment of this Warrant shall be effected by the Holder by (i) duly executing the form of assignment attached hereto as Annex B and (ii) surrendering this Warrant for cancellation at the office or agency of the Company referred to in Section 2 hereof, whereupon the Company shall issue in the name or names specified by the Holder a new Warrant or Warrants of like tenor and representing in the aggregate rights to purchase the same number of Warrant Shares as are purchasable hereunder, and, to such extent, such transferee or transferees shall succeed, in all respects, as a Holder of this Warrant. Each completed form of assignment shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, provided however, that no such opinion shall be required if such transfer shall cover a distribution of any portion of the Warrant by the Holder to its directors, officers, employees, affiliated entities or selected dealers ("Permitted Transferee"), it being understood that the Company may request a Permitted Transferee to make reasonable representations regarding its sophistication in financial matters and investment intent with respect to the Warrant to be transferred to it.

     (b) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and of reasonably satisfactory indemnification of the Company, the Company will execute and deliver a new Warrant of like tenor and date, provided that in the case of mutilation, this Warrant will be surrendered and canceled. Any such new Warrant so executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall subsequently be enforceable by anyone at any time.

     4. Valid Issuance and Reservation of Common Stock. The Company represents, warrants and covenants that this Warrant has been duly authorized and when delivered and paid for pursuant to the terms of the Letter Agreement, will constitute a legal, valid and binding obligation of the Company enforceable in accordance with its terms. The Warrant Shares have been duly authorized, and when duly delivered and paid for (and upon the exercise of this Warrant), will be validly issued, fully paid and nonassessable. A sufficient number of shares of Stock have been reserved for issuance upon the exercise of this Warrant. Each of this Warrant and the Warrant Shares conforms to all statements relating thereto contained in the Letter Agreement, except as otherwise described herein.

     5. No Voting Rights. This Warrant shall not entitle the Holder to any voting right or other rights as a shareholder of the Company.

     6.     Registration Rights.

            6.1     Incidental Registration. The Company agrees that if at any
                    ----------------------
time it shall propose to file a registration statement under the Securities Act of 1933, as amended (the "Securities Act") on a form suitable for sales by selling shareholders, it will give written notice to such effect to the Holder, at least thirty (30) days prior to such filing, and, at the written request of the Holder, made within ten (10) days after the receipt of such notice, will include therein at the Company's cost and expense (except for the fees and expenses of counsel to the Holder and underwriting discounts, commissions and filing fees attributable to the Warrant Shares included therein) such of the Warrant Shares held by the Holder as it shall request; provided, however, that if the offering being registered by the Company is underwritten and if no other outstanding shares of Company's common stock are included therein and if the representative of the underwriters certifies that the inclusion therein of the Warrant Shares would materially and adversely effect the sale of the securities to be sold by the Company thereunder, the public offering of the Warrant Shares included in such registration statement either shall be delayed for a period of ninety (90) days after the commencement of the underwritten public offering, provided that the representative of the underwriters certifies that such delay would not materially and adversely effect the sale of the securities to be sold by the Company or, if the representative of the underwriters will not so certify, the Holder shall not be permitted to participate in such registration. Notwithstanding the foregoing, if the representative of the underwriters certifies that the inclusion therein of the Warrant Shares would materially and adversely effect the sale of the securities to be sold by the Company, the Holder shall have the option to retain on its behalf and at the expense of the Company (except for the fees and expenses of counsel to the Holder and underwriting discounts, commissions and filing fees attributable to the shares of the Warrant Shares included therein), or to cause the Company to retain the services of underwriters reasonably acceptable to the Company who will be able to sell the Warrant Shares concurrently with that being offered for sale by the Company. The Company, at its own expense, will cause the prospectus included in such registration statement to meet the requirements of the Securities Act for such period of time, not exceeding ninety (90) days, as may be necessary to effect the sale of the Warrant Shares included at the request of the Holder.

     6.2     Expenses.
             --------

            (a)     With respect to the inclusion of the Shares pursuant to
Section 6.1 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in Section (b) below) in connection therewith shall be borne by the Company; provided, however, that
                                                       --------  -------
Holder shall bear its share of the underwriting discount and commissions and transfer taxes, and Holder shall be responsible for the payment of its own legal fees.

            (b) The fees, costs and expenses of registration to be borne by the Company as provided in Section 6.2(a) above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided in Section 6.2(a) above). Fees and disbursements of counsel and accountants for Holder not expressly included above shall be borne by Holder.

7.   Adjustments to Exercise Price and Number of Securities.

                 (a) If prior to the expiration or termination of this Warrant the Company shall subdivide its outstanding shares of Common stock into a greater number of shares, or declare and pay a dividend on its Common Stock payable in additional shares of its Common Stock, the Warrant Price as then in effect shall be proportionately reduced, and the number of Warrant Shares then subject to exercise under this Warrant (and not previously exercised) shall be proportionately increased.

                 (b) If prior to the expiration or termination of this Warrant the Company shall combine its outstanding shares of the Common Stock into a smaller number of shares, the Warrant Price, as then in effect, shall be proportionately increased and the number of Warrant Shares then subject to exercise under this Warrant (and not previously exercised) shall be proportionately reduced.

                 (c) If any adjustment under this Section 7 would create a fractional share of Common Stock or a right to acquire a fractional Share such fractional Share be disregarded and the number of Shares subject to this Warrant will be the next higher number of shares, rounding all fractions upward. Whenever there is an adjustment under this Section 7, the Company will forthwith notify the Holder of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

                 (d) If all or any portion of this Warrant is exercised after any merger, consolidation, exchange of shares, separation, reorganization or liquidation of the Company or other similar event, occurring after the date hereof and, as a result of, shares of Common Stock are changed into the same or a different number of shares of the same or another class or classes of securities of the Company or another entity, then the Holder exercising this Warrant will receive, for the aggregate price paid on such exercise, the aggregate number and class of shares that the Holder would have received if this Warrant had been exercised immediately before such merger, consolidation, exchange of shares, separation, reorganization or liquidation or other similar event. If any adjustment under this Section 7 would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share will be disregarded and the number of shares subject to this Warrant will be the next higher number of shares, rounding all fractions upward. Whenever there is an adjustment pursuant to this Section 7, the Company will forthwith notify the Holder of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

       8. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

(i) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

     (ii) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option right or warrant to subscribe therefore; or

     (iii) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; then, in any one or more of said events, the Company shall give written notice of such event at least (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

     9. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

     (i) If to a Holder, to the address of such Holder as shown on the books of the Company; or

     (ii) If to the Company, to the address set forth in Section 2 hereof, or to such other address as the Company may designate by notice to the Holders.

     10. Supplements and Amendments. The Company and the Holder may from time to time supplement or amend this Agreement without the approval of any Holders in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Holder may deem necessary or desirable and which the Company and the Holder deem shall not adversely affect the interests of any Holders. Other amendments to this Agreement may be made only with the written consent of Holders of a majority of the Warrants Shares subject to the then outstanding portion of this Warrant.

     11. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

     12. Governing Law: Submission to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida applicable to contracts entered into and to be performed wholly within said State.

     The Company and each of the Holders hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of Florida, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company and each of the Holders hereby irrevocably waives any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon any of the Company and the Holder (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address as set forth in
Section 9 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. The Company and each Holder, by its acceptance of an Warrant, agrees that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its/their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefore.

     13. Entire Agreement. This Agreement contains the entire understanding between the parties hereto and supersedes all prior agreements and understandings, written or oral, with respect to the subject matter hereof.

     14. Severability. If any provision of this Agreement shall be held to be invalid and unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

     15. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

     16. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and any Holder any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and any Holder.

     17. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

     18. Redemption. If the Company's Common Stock is listed for trading on the NASDAQ Stock Market, the New York Stock Exchange, the American Stock Exchange or the OTC Bulletin Board Service or any similar exchange ("Listed") and the average closing sales price of the Company's Common Stock during any twenty (20) consecutive day trading period exceeds two (2) times the Exercise

Price (such average, the "Current Market Price"), upon thirty (30) days prior written notice to the Holder, the Company may redeem (during which time the Investor may exercise this Warrant as provided herein) the Warrant at a price equal to the Current Market Price multiplied by the number of shares of Warrant Stock then subject to the Warrant.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first written.

COMPASS KNOWLEDGE HOLDINGS, INC.

By: /s/ Rogers W. Kirven, Jr
    ------------------------
Authorized Officer

Attest:

/s/ Daniel J. Devine
----------------------
President

PIONEER VENTURES ASSOCIATES LIMITED PARTNERS

By: /s/ John F. Ferraro
   -------------------------
          Authorized Officer

                                  ANNEX A

                        [FORM OF ELECTION TO PURCHASE]

          (To be executed upon cash exercise of Common Stock Purchase Warrant)

     The undersigned hereby irrevocably elects to exercise the right, set forth in the Common Stock Purchase Warrant (the "Warrant"), dated ________, 2001, by and between COMPASS KNOWLEDGE HOLDINGS, INC.("Company") and PIONEER VENTURES ASSOCIATES LIMITED PARTNERS to purchase Warrant Shares of the Company and herewith (i) tenders payment for such Warrant Shares to the order of the Company in the Amount of ____________________ ($______) in accordance with the terms of this Warrant, (ii) certifies that the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Warrant Shares, and (iii) agrees to be bound by the provisions of the Warrant. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Warrant.

     The undersigned requests that a Warrant for the number of shares of Common Stock represented by such payment be registered in the name of _______________________whose address is , and that such certificate and Warrant Shares be delivered to ____________________, whose address is If said number of Warrant Shares is less than all of the Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant representing the remaining balance of the Warrant Shares be registered in the name of ____________________________, whose address is , and that such Warrant be delivered to whose address is _____________________________________


Signature:__________________________
(Signature must conform in all respects to name of holder as specified in the Common Stock Purchase Warrant.

Date: __________________

                                  ANNEX B

                                ASSIGNMENT

     For Value Received, the undersigned registered owner hereby sells, assigns and transfers unto the rights to purchase the number of Warrant Shares set forth below as represented in the foregoing Common Stock Purchase Warrant of COMPASS KNOWLEDGE HOLDINGS, INC., and appoints attorney to transfer said rights on the books of said corporation, with full power of substitution in the premises

          Name of Registered Owner:
          Number of Warrant Shares Transferred:

          By:___________________________
          Its:__________________________

          Dated: _____________

THIS COMMON STOCK PURCHASE WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS COMMON STOCK PURCHASE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE HOLDER FOR PURPOSES OF INVESTMENT IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER SUCH ACTS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

                           COMPASS KNOWLEDGE HOLDINGS, INC.

                           COMMON STOCK PURCHASE WARRANT
                          TO PURCHASE SHARES OF COMMON STOCK

     THIS CERTIFIES THAT PIONEER VENTURES ASSOCIATES LIMITED PARTNERS ("Holder") or its designees or assigns, is entitled to purchase from COMPASS KNOWLEDGE HOLDINGS, INC., a Nevada corporation (the "Company"), at the price and during the periods hereinafter specified, 100,000 shares of Common Stock, $.001 par value, of the Company ("Common Stock").

     This Common Stock Purchase Warrant ("Warrant") is the Warrant referenced in that certain Letter Agreement between the parties, dated June 27, 2001 (the "Letter Agreement").

     1. Warrant Term and Exercise Price. (a) This Warrant may be exercised in whole or in part at any time and from time to time after June 30, 2001, but not later than 5:00 p.m. Eastern Time, on June 30, 2004 (the "Warrant Expiration Date"), at an exercise price of One Dollar ($1.00) per Warrant Share (such exercise price, as the same may be adjusted from time to time pursuant to Section 7 hereof or otherwise, the "Exercise Price").

     2. Manner of Exercise. The rights represented by this Warrant may be exercised at any time within the period above specified, in whole or in part, by the surrender of this Warrant to the Company with the "Form of Election to Purchase" executed and substantially in the form attached hereto as Annex A, at the principal executive office of the Company at 2710 Rew Circle, Suite 100, Ocoee, FL 34761 (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); and the payment to the Company of the Exercise Price then in effect for the number of Warrant Shares specified in such purchase form. The Warrant shall be deemed to have been exercised, in whole or in part, prior to the close of business on the date this Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Section 2, and the person or persons in whose name or names the certificates for shares of Common Stock shall be issuable upon such exercise shall become and be registered as the holder or holders of record of such shares of Common Stock. The certificates for the shares of Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding twenty days, after the rights represented by this Warrant shall have been so exercised. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the securities purchasable hereunder. The Company agrees that it shall pay any and all stock transfer taxes payable in connection with any exercise of this Warrant (excluding any taxes relating to the transfer of this Warrant, which shall be paid by the Holder).

     3. Transfer of Warrant; Replacement. (a) Any transfer, sale or assignment of this Warrant shall be effected by the Holder by (i) duly executing the form of assignment attached hereto as Annex B and (ii) surrendering this Warrant for cancellation at the office or agency of the Company referred to in Section 2 hereof, whereupon the Company shall issue in the name or names specified by the Holder a new Warrant or Warrants of like tenor and representing in the aggregate rights to purchase the same number of Warrant Shares as are purchasable hereunder, and, to such extent, such transferee or transferees shall succeed, in all respects, as a Holder of this Warrant. Each completed form of assignment shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, provided however, that no such opinion shall be required if such transfer shall cover a distribution of any portion of the Warrant by the Holder to its directors, officers, employees, affiliated entities or selected dealers ("Permitted Transferee"), it being understood that the Company may request a Permitted Transferee to make reasonable representations regarding its sophistication in financial matters and investment intent with respect to the Warrant to be transferred to it.

     (b) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and of reasonably satisfactory indemnification of the Company, the Company will execute and deliver a new Warrant of like tenor and date, provided that in the case of mutilation, this Warrant will be surrendered and canceled. Any such new Warrant so executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall subsequently be enforceable by anyone at any time.

     4. Valid Issuance and Reservation of Common Stock. The Company represents, warrants and covenants that this Warrant has been duly authorized and when delivered and paid for pursuant to the terms of the Letter Agreement, will constitute a legal, valid and binding obligation of the Company enforceable in accordance with its terms. The Warrant Shares have been duly authorized, and when duly delivered and paid for (and upon the exercise of this Warrant), will be validly issued, fully paid and nonassessable. A sufficient number of shares of Stock have been reserved for issuance upon the exercise of this Warrant. Each of this Warrant and the Warrant Shares conforms to all statements relating thereto contained in the Letter Agreement, except as otherwise described herein.

     5. No Voting Rights. This Warrant shall not entitle the Holder to any voting right or other rights as a shareholder of the Company.

     6.     Registration Rights.

            6.1     Incidental Registration. The Company agrees that if at any
                    -----------------------
time it shall propose to file a registration statement under the Securities Act of 1933, as amended (the "Securities Act") on a form suitable for sales by selling shareholders, it will give written notice to such effect to the Holder, at least thirty (30) days prior to such filing, and, at the written request of the Holder, made within ten (10) days after the receipt of such notice, will include therein at the Company's cost and expense (except for the fees and expenses of counsel to the Holder and underwriting discounts, commissions and filing fees attributable to the Warrant Shares included therein) such of the Warrant Shares held by the Holder as it shall request; provided, however, that if the offering being registered by the Company is underwritten and if no other outstanding shares of Company's common stock are included therein and if the representative of the underwriters certifies that the inclusion therein of the Warrant Shares would materially and adversely effect the sale of the securities to be sold by the Company thereunder, the public offering of the Warrant Shares included in such registration statement either shall be delayed for a period of ninety (90) days after the commencement of the underwritten public offering, provided that the representative of the underwriters certifies that such delay would not materially and adversely effect the sale of the securities to be sold by the Company or, if the representative of the underwriters will not so certify, the Holder shall not be permitted to participate in such registration. Notwithstanding the foregoing, if the representative of the underwriters certifies that the inclusion therein of the Warrant Shares would materially and adversely effect the sale of the securities to be sold by the Company, the Holder shall have the option to retain on its behalf and at the expense of the Company (except for the fees and expenses of counsel to the Holder and underwriting discounts, commissions and filing fees attributable to the shares of the Warrant Shares included therein), or to cause the Company to retain the services of underwriters reasonably acceptable to the Company who will be able to sell the Warrant Shares concurrently with that being offered for sale by the Company. The Company, at its own expense, will cause the prospectus included in such registration statement to meet the requirements of the Securities Act for such period of time, not exceeding ninety (90) days, as may be necessary to effect the sale of the Warrant Shares included at the request of the Holder.

     6.2     Expenses.
             ---------

             (a)     With respect to the inclusion of the Shares pursuant to
Section 6.1 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in Section (b) below) in connection therewith shall be borne by the Company; provided, however, that
                                                       -----------------
Holder shall bear its share of the underwriting discount and commissions and transfer taxes, and Holder shall be responsible for the payment of its own legal fees.

             (b) The fees, costs and expenses of registration to be borne by the Company as provided in Section 6.2(a) above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided in Section 6.2(a) above). Fees and disbursements of counsel and accountants for Holder not expressly included above shall be borne by Holder.

7.   Adjustments to Exercise Price and Number of Securities.

               (a) If prior to the expiration or termination of this Warrant the Company shall subdivide its outstanding shares of Common stock into a greater number of shares, or declare and pay a dividend on its Common Stock payable in additional shares of its Common Stock, the Warrant Price as then in effect shall be proportionately reduced, and the number of Warrant Shares then subject to exercise under this Warrant
     (and not previously exercised) shall be proportionately increased.

               (b) If prior to the expiration or termination of this Warrant the Company shall combine its outstanding shares of the Common Stock into a smaller number of shares, the Warrant Price, as then in effect, shall be proportionately increased and the number of Warrant Shares then subject to exercise under this Warrant (and not previously exercised) shall be proportionately reduced.

               (c) If any adjustment under this Section 7 would create a fractional share of Common Stock or a right to acquire a fractional Share such fractional Share be disregarded and the number of Shares subject to this Warrant will be the next higher number of shares, rounding all fractions upward. Whenever there is an adjustment under this Section 7, the Company will forthwith notify the Holder of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

               (d) If all or any portion of this Warrant is exercised after any merger, consolidation, exchange of shares, separation, reorganization or liquidation of the Company or other similar event, occurring after the date hereof and, as a result of, shares of Common Stock are changed into the same or a different number of shares of the same or another class or classes of securities of the Company or another entity, then the Holder exercising this Warrant will receive, for the aggregate price paid on such exercise, the aggregate number and class of shares that the Holder would have received if this Warrant had been exercised immediately before such merger, consolidation, exchange of shares, separation, reorganization or liquidation or other similar event. If any adjustment under this Section 7 would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share will be disregarded and the number of shares subject to this Warrant will be the next higher number of shares, rounding all fractions upward. Whenever there is an adjustment pursuant to this Section 7, the Company will forthwith notify the Holder of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

     8. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

(i) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

     (ii) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option right or warrant to subscribe therefore; or

     (iii) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; then, in any one or more of said events, the Company shall give written notice of such event at least (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

     9. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

     (i) If to a Holder, to the address of such Holder as shown on the books of the Company; or

     (ii) If to the Company, to the address set forth in Section 2 hereof, or to such other address as the Company may designate by notice to the Holders.

     10. Supplements and Amendments. The Company and the Holder may from time to time supplement or amend this Agreement without the approval of any Holders in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Holder may deem necessary or desirable and which the Company and the

Holder deem shall not adversely affect the interests of any Holders. Other amendments to this Agreement may be made only with the written consent of Holders of a majority of the Warrants Shares subject to the then outstanding portion of this Warrant.

     11. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

     12. Governing Law: Submission to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida applicable to contracts entered into and to be performed wholly within said State.

     The Company and each of the Holders hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of Florida, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company and each of the Holders hereby irrevocably waives any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon any of the Company and the Holder (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address as set forth in
Section 9 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. The Company and each Holder, by its acceptance of an Warrant, agrees that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its/their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefore.

     13. Entire Agreement. This Agreement contains the entire understanding between the parties hereto and supersedes all prior agreements and understandings, written or oral, with respect to the subject matter hereof.

     14. Severability. If any provision of this Agreement shall be held to be invalid and unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

     15. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

     16. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and any Holder any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and any Holder.

     17. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

     18. Redemption. If the Company's Common Stock is listed for trading on the NASDAQ Stock Market, the New York Stock Exchange, the American Stock Exchange or the OTC Bulletin Board Service or any similar exchange ("Listed") and the average closing sales price of the Company's Common Stock during any twenty (20) consecutive day trading period exceeds two (2) times the Exercise Price (such average, the "Current Market Price"), upon thirty (30) days prior written notice to the Holder, the Company may redeem (during which time the Investor may exercise this Warrant as provided herein) the Warrant at a price equal to the Current Market Price multiplied by the number of shares of Warrant Stock then subject to the Warrant.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first written.


COMPASS KNOWLEDGE HOLDINGS, INC.


By: /s/ Rogers W. Kirven, Jr
   -------------------------
Authorized Officer


Attest:



/s/ Daniel J. Devine
----------------------
President

PIONEER VENTURES ASSOCIATES LIMITED PARTNERS



By: /s/ John F. Ferraro
   -----------------------
        Authorized Officer

                                  ANNEX A

                        [FORM OF ELECTION TO PURCHASE]

          (To be executed upon cash exercise of Common Stock Purchase Warrant)


     The undersigned hereby irrevocably elects to exercise the right, set forth in the Common Stock Purchase Warrant (the "Warrant"), dated ________, 2001, by and between COMPASS KNOWLEDGE HOLDINGS, INC. ("Company") and PIONEER VENTURES ASSOCIATES LIMITED PARTNERS to purchase Warrant Shares of the Company and herewith (i) tenders payment for such Warrant Shares to the order of the Company in the Amount of ___________________($_______) in accordance with the terms of this Warrant, (ii) certifies that the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Warrant Shares, and (iii) agrees to be bound by the provisions of the Warrant. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Warrant.

     The undersigned requests that a Warrant for the number of shares of Common Stock represented by such payment be registered in the name of _______________________whose address is , and that such certificate and Warrant Shares be delivered to ____________________, whose address is If said number of Warrant Shares is less than all of the Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant representing the remaining balance of the Warrant Shares be registered in the name of ____________________________________________, whose address is , and that such
Warrant be delivered to
whose address is_____________________________________



Signature:__________________________
(Signature must conform in all respects to name of holder as specified in the Common Stock Purchase Warrant.

Date: __________________

                                  ANNEX B

                                ASSIGNMENT

     For Value Received, the undersigned registered owner hereby sells, assigns and transfers unto the rights to purchase the number of Warrant Shares set forth below as represented in the foregoing Common Stock Purchase Warrant of COMPASS KNOWLEDGE HOLDINGS, INC., and appoints attorney to transfer said rights on the books of said corporation, with full power of substitution in the premises


            Name of Registered Owner:
            Number of Warrant Shares Transferred:


            By: ___________________________
            Its:___________________________


            Dated: _____________

THIS COMMON STOCK PURCHASE WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS COMMON STOCK PURCHASE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE HOLDER FOR PURPOSES OF INVESTMENT IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER SUCH ACTS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

                       COMPASS KNOWLEDGE HOLDINGS, INC.


                         COMMON STOCK PURCHASE WARRANT
                      TO PURCHASE SHARES OF COMMON STOCK



     THIS CERTIFIES THAT PIONEER VENTURES ASSOCIATES LIMITED PARTNERS ("Holder") or its designees or assigns, is entitled to purchase from COMPASS KNOWLEDGE HOLDINGS, INC., a Nevada corporation (the "Company"), at the price and during the periods hereinafter specified, 100,000 shares of Common Stock, $.001 par value, of the Company ("Common Stock").

     This Common Stock Purchase Warrant ("Warrant") is the Warrant referenced in that certain Letter Agreement between the parties, dated June 27, 2001 (the "Letter Agreement").

     1. Warrant Term and Exercise Price. (a) This Warrant may be exercised in whole or in part at any time and from time to time after June 30, 2001, but not later than 5:00 p.m. Eastern Time, on December 31, 2002 (the "Warrant Expiration Date"), at an exercise price of fifty-five cents ($.55) per Warrant Share (such exercise price, as the same may be adjusted from time to time pursuant to Section 7 hereof or otherwise, the "Exercise Price").

     2. Manner of Exercise. The rights represented by this Warrant may be exercised at any time within the period above specified, in whole or in part, by the surrender of this Warrant to the Company with the "Form of Election to Purchase" executed and substantially in the form attached hereto as Annex A, at the principal executive office of the Company at 2710 Rew Circle, Suite 100, Ocoee, FL 34761 (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); and the payment to the Company of the Exercise Price then in effect for the number of Warrant Shares specified in such purchase form. The Warrant shall be deemed to have been exercised, in whole or in part, prior to the close of business on the date this Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Section 2, and the person or persons in whose name or names the certificates for shares of Common Stock shall be issuable upon such exercise shall become and be registered as the holder or holders of record of such shares of Common Stock. The certificates for the shares of Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding twenty days, after the rights represented by this Warrant shall have been so exercised. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the securities purchasable hereunder. The Company agrees that it shall pay any and all stock transfer taxes payable in connection with any exercise of this Warrant (excluding any taxes relating to the transfer of this Warrant, which shall be paid by the Holder).

     3. Transfer of Warrant; Replacement. (a) Any transfer, sale or assignment of this Warrant shall be effected by the Holder by (i) duly executing the form of assignment attached hereto as Annex B and (ii) surrendering this Warrant for cancellation at the office or agency of the Company referred to in
Section 2 hereof, whereupon the Company shall issue in the name or names specified by the Holder a new Warrant or Warrants of like tenor and representing in the aggregate rights to purchase the same number of Warrant Shares as are purchasable hereunder, and, to such extent, such transferee or transferees shall succeed, in all respects, as a Holder of this Warrant. Each completed form of assignment shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, provided however, that no such opinion shall be required if such transfer shall cover a distribution of any portion of the Warrant by the Holder to its directors, officers, employees, affiliated entities or selected dealers ("Permitted Transferee"), it being understood that the Company may request a Permitted Transferee to make reasonable representations regarding its sophistication in financial matters and investment intent with respect to the Warrant to be transferred to it.

     (b) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and of reasonably satisfactory indemnification of the Company, the Company will execute and deliver a new Warrant of like tenor and date, provided that in the case of mutilation, this Warrant will be surrendered and canceled. Any such new Warrant so executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall subsequently be enforceable by anyone at any time.

     4. Valid Issuance and Reservation of Common Stock. The Company represents, warrants and covenants that this Warrant has been duly authorized and when delivered and paid for pursuant to the terms of the Letter Agreement, will constitute a legal, valid and binding obligation of the Company enforceable in accordance with its terms. The Warrant Shares have been duly authorized, and when duly delivered and paid for (and upon the exercise of this Warrant), will be validly issued, fully paid and nonassessable. A sufficient number of shares of Stock have been reserved for issuance upon the exercise of this Warrant. Each of this Warrant and the Warrant Shares conforms to all statements relating thereto contained in the Letter Agreement, except as otherwise described herein.

     5. No Voting Rights. This Warrant shall not entitle the Holder to any voting right or other rights as a shareholder of the Company.

     6.     Registration Rights.

            6.1     Incidental Registration. The Company agrees that if at any
                    -----------------------
time it shall propose to file a registration statement under the Securities Act of 1933, as amended (the "Securities Act") on a form suitable for sales by selling shareholders, it will give written notice to such effect to the Holder, at least thirty (30) days prior to such filing, and, at the written request of the Holder, made within ten (10) days after the receipt of such notice, will include therein at the Company's cost and expense (except for the fees and expenses of counsel to the Holder and underwriting discounts, commissions and filing fees attributable to the Warrant Shares included therein) such of the Warrant Shares held by the Holder as it shall request; provided, however, that if the offering being registered by the Company is underwritten and if no other outstanding shares of Company's common stock are included therein and if the representative of the underwriters certifies that the inclusion therein of the Warrant Shares would materially and adversely effect the sale of the securities to be sold by the Company thereunder, the public offering of the Warrant Shares included in such registration statement either shall be delayed for a period of ninety (90) days after the commencement of the underwritten public offering, provided that the representative of the underwriters certifies that such delay would not materially and adversely effect the sale of the securities to be sold by the Company or, if the representative of the underwriters will not so certify, the Holder shall not be permitted to participate in such registration. Notwithstanding the foregoing, if the representative of the underwriters certifies that the inclusion therein of the Warrant Shares would materially and adversely effect the sale of the securities to be sold by the Company, the Holder shall have the option to retain on its behalf and at the expense of the Company (except for the fees and expenses of counsel to the Holder and underwriting discounts, commissions and filing fees attributable to the shares of the Warrant Shares included therein), or to cause the Company to retain the services of underwriters reasonably acceptable to the Company who will be able to sell the Warrant Shares concurrently with that being offered for sale by the Company. The Company, at its own expense, will cause the prospectus included in such registration statement to meet the requirements of the Securities Act for such period of time, not exceeding ninety (90) days, as may be necessary to effect the sale of the Warrant Shares included at the request of the Holder.

     6.2     Expenses.
             --------

            (a)     With respect to the inclusion of the Shares pursuant to
Section 6.1 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in Section (b) below) in connection therewith shall be borne by the Company; provided, however, that
                                                       --------- --------
Holder shall bear its share of the underwriting discount and commissions and transfer taxes, and Holder shall be responsible for the payment of its own legal fees.

            (b) The fees, costs and expenses of registration to be borne by the Company as provided in Section 6.2(a) above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided in Section 6.2(a) above). Fees and disbursements of counsel and accountants for Holder not expressly included above shall be borne by Holder.

7.     Adjustments to Exercise Price and Number of Securities.

              (a) If prior to the expiration or termination of this Warrant the Company shall subdivide its outstanding shares of Common stock into a greater number of shares, or declare and pay a dividend on its Common Stock payable in additional shares of its Common Stock, the Warrant Price as then in effect shall be proportionately reduced, and the number of Warrant Shares then subject to exercise under this Warrant (and not previously exercised) shall be proportionately increased.

              (b) If prior to the expiration or termination of this Warrant the Company shall combine its outstanding shares of the Common Stock into a smaller number of shares, the Warrant Price, as then in effect, shall be proportionately increased and the number of Warrant Shares then subject to exercise under this Warrant (and not previously exercised) shall be proportionately reduced.

              (c) If any adjustment under this Section 7 would create a fractional share of Common Stock or a right to acquire a fractional Share such fractional Share be disregarded and the number of Shares subject to this Warrant will be the next higher number of shares, rounding all fractions upward. Whenever there is an adjustment under this
       Section 7, the Company will forthwith notify the Holder of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

              (d) If all or any portion of this Warrant is exercised after any merger, consolidation, exchange of shares, separation, reorganization or liquidation of the Company or other similar event, occurring after the date hereof and, as a result of, shares of Common Stock are changed into the same or a different number of shares of the same or another class or classes of securities of the Company or another entity, then the Holder exercising this Warrant will receive, for the aggregate price paid on such exercise, the aggregate number and class of shares that the Holder would have received if this Warrant had been exercised immediately before such merger, consolidation, exchange of shares, separation, reorganization or liquidation or other similar event. If any adjustment under this Section 7 would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share will be disregarded and the number of shares subject to this Warrant will be the next higher number of shares, rounding all fractions upward. Whenever there is an adjustment pursuant to this Section 7, the Company will forthwith notify the Holder of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

          8. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

(i) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

          (ii) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option right or warrant to subscribe therefore; or

          (iii) a dissolution, liquidation or winding up of the Company(other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; then, in any one or more of said events, the Company shall give written notice of such event at least (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

          9. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

          (i) If to a Holder, to the address of such Holder as shown on the books of the Company; or

          (ii) If to the Company, to the address set forth in Section 2 hereof, or to such other address as the Company may designate by notice to the Holders.

          10. Supplements and Amendments. The Company and the Holder may from time to time supplement or amend this Agreement without the approval of any Holders in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Holder may deem necessary or desirable and which the Company and the

Holder deem shall not adversely affect the interests of any Holders. Other amendments to this Agreement may be made only with the written consent of Holders of a majority of the Warrants Shares subject to the then outstanding portion of this Warrant.

          11. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

          12. Governing Law: Submission to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida applicable to contracts entered into and to be performed wholly within said State.

          The Company and each of the Holders hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of Florida, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company and each of the Holders hereby irrevocably waives any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon any of the Company and the Holder (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address as set forth in
Section 9 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. The Company and each Holder, by its acceptance of an Warrant, agrees that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its/their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefore.

          13. Entire Agreement. This Agreement contains the entire understanding between the parties hereto and supersedes all prior agreements and understandings, written or oral, with respect to the subject matter hereof.

          14. Severability. If any provision of this Agreement shall be held to be invalid and unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

          15. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

          16. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and any Holder any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and any Holder.

          17. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

          18. Redemption. If the Company's Common Stock is listed for trading on the NASDAQ Stock Market, the New York Stock Exchange, the American Stock Exchange or the OTC Bulletin Board Service or any similar exchange ("Listed") and the average closing sales price of the Company's Common Stock during any twenty (20) consecutive day trading period exceeds two (2) times the Exercise Price (such average, the "Current Market Price"), upon thirty (30) days prior written notice to the Holder, the Company may redeem (during which time the Investor may exercise this Warrant as provided herein) the Warrant at a price equal to the Current Market Price multiplied by the number of shares of Warrant Stock then subject to the Warrant.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first written.


COMPASS KNOWLEDGE HOLDINGS, INC.


By: /s/ Rogers W. Kirven, Jr
    ------------------------
Authorized Officer


Attest:



/s/ Daniel J. Devine
------------------------
President

PIONEER VENTURES ASSOCIATES LIMITED PARTNERS



By: /s/ John F. Ferraro
    ------------------------
          Authorized Officer

                                   ANNEX A

                         [FORM OF ELECTION TO PURCHASE]

     (To be executed upon cash exercise of Common Stock Purchase Warrant)


     The undersigned hereby irrevocably elects to exercise the right, set forth in the Common Stock Purchase Warrant (the "Warrant"), dated __________, 2001, by and between COMPASS KNOWLEDGE HOLDINGS, INC. ("Company") and PIONEER VENTURES ASSOCIATES LIMITED PARTNERS to purchase Warrant Shares of the Company and herewith (i) tenders payment for such Warrant Shares to the order of the Company in the Amount of ______________________($________) in accordance with the terms of this Warrant, (ii) certifies that the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Warrant Shares, and (iii) agrees to be bound by the provisions of the Warrant. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Warrant.

     The undersigned requests that a Warrant for the number of shares of Common Stock represented by such payment be registered in the name of________________ ______________whose address is, and that such certificate and Warrant Shares be delivered to____________________, whose address is. If said number of Warrant Shares is less than all of the Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant representing the remaining balance of the Warrant Shares be registered in the name of______________________________ , whose address is, and that such Warrant be delivered to whose address is_____________________________________.




Signature:__________________________
(Signature must conform in all respects to name of holder as specified in the Common Stock Purchase Warrant.

Date: __________________

                                   ANNEX B

                                  ASSIGNMENT



     For Value Received, the undersigned registered owner hereby sells, assigns and transfers unto the rights to purchase the number of Warrant Shares set forth below as represented in the foregoing Common Stock Purchase Warrant of COMPASS KNOWLEDGE HOLDINGS, INC., and appoints attorney to transfer said rights on the books of said corporation, with full power of substitution in the premises

              Name of Registered Owner:
              Number of Warrant Shares Transferred:


              By:_______________________________
              Its:______________________________


              Dated: _______________